SUP-0125-0136-1214

ALLIANCEBERNSTEIN BOND FUND, INC.

AllianceBernstein Real Asset Strategy

ALLIANCEBERNSTEIN CAP FUND, INC.

AllianceBernstein Dynamic All Market Fund

Supplement dated December 12, 2014 to (1) the Prospectuses and Summary Prospectuses dated January 31, 2014 offering Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 of AllianceBernstein Real Asset Strategy, and (2) the Prospectus dated July 1, 2014 and supplemented November 5, 2014 offering Class A, Class C, Advisor Class and Class Z, the Prospectus dated July 1, 2014 offering Class 1 and Class 2, the Summary Prospectuses dated July 1, 2014 offering Class A, Class C, Advisor Class, Class 1 and Class 2, and the Summary Prospectus dated November 5, 2014 offering Class Z of AllianceBernstein Dynamic All Market Fund (together, the “Prospectuses”).

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Recently, the Board of Directors of the AllianceBernstein Bond Fund, Inc. approved a proposal to change the name of its series AllianceBernstein Real Asset Strategy to AllianceBernstein All Market Real Return Portfolio and the Board of Directors of the AllianceBernstein Cap Fund, Inc. approved a proposal to change the name of its series AllianceBernstein Dynamic All Market Fund to AllianceBernstein All Market Growth Portfolio (the AllianceBernstein Real Asset Strategy/All Market Real Return Portfolio and the AllianceBernstein Dynamic All Market Fund/All Market Growth Portfolio are referred to collectively herein as the “Funds”).

The changes to the Funds’ names are intended merely to establish consistent terminology for a number of related AllianceBernstein mutual funds. Neither of the Funds’ investment objectives, strategies or policies will change in connection with the name changes. The name changes are expected to be effective on or about December 15, 2014.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0125-0136-1214